As filed with the Securities and Exchange Commission on July 29, 2011.
Securities Act Registration No. 333-173849
Investment Company Act File No. 811-22553

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒  Pre-Effective Amendment No. 2
☐  Post-Effective Amendment No.

and

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒  Amendment No. 2

Miller/Howard High Dividend Fund

(Exact name of Registrant as Specified in Charter)

324 Upper Byrdcliffe Road
Woodstock, NY 12498

(Address of Principal Executive Offices)

(845) 679-9166

(Registrant’s Telephone Number, including Area Code)

Annemarie Gilly
Miller/Howard Investments, Inc.
324 Upper Byrdcliffe Road
Woodstock, NY 12498

(Name and address of Agent for Service)

COPY TO:
Paul S. Schreiber, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York NY 10022
(212) 848-4000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐     when declared effective pursuant to Section 8(c)

If appropriate, check the following boxes:

☐     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $.001 par value per share	50,000	$20.00	$1,000,000	$116.10

(1)           Estimated solely for the purpose of calculating the registration fee.

(2)           Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION
[PRELIMINARY PROSPECTUS DATED __, 2011]

PROSPECTUS

[           ] Shares

Miller/Howard High Dividend Fund
Common Shares of Beneficial Interest
[$__] per Share

The Fund.  Miller/Howard High Dividend Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company.  Miller/Howard Investments, Inc. serves as the Fund’s investment advisor (the “Investment Advisor”).

Investment Objectives.  The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.

Investment Policies and Strategy.  The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges that the Investment Advisor expects to generate income.  The Fund will generally seek to invest in the securities of issuers that the Investment Advisor considers to be financially strong with reliable earnings, high yields and rising dividend growth, but may invest in securities having other attributes in its discretion.  The Fund may invest up to 25% of its total assets in securities of master limited partnerships (“MLPs”), generally in the energy sector.  The Fund believes that MLPs in general may represent a favorable investment opportunity since MLPs may generate a predictable level of tax-deferred income and offer the potential for increased distributions and capital appreciation over time.

No Prior Trading History.  Because the Fund is newly organized, its stock has no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices.  The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Fund’s common shares involves risks.  See “Risk Factors and Special Considerations” beginning on page 25 of this Prospectus.  The Fund may use leverage, which increases the risk of loss.  See “Leverage; Preferred Shares.”  As with any security, complete loss of investment is possible.

The Fund intends to apply to list on [the New York Stock Exchange (the “NYSE”)], under the ticker symbol [_____].

	Per Share	Total(1)
Public offering price
Sales load
Estimated offering costs (2) (3)
Proceeds, after expenses, to the Fund

(1)           The Fund has granted the underwriters an option to purchase up to  additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $               , $              , $               and $              , respectively. See “Underwriting.”

(2)           Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are estimated to be $              , which represents [  ]% (or $[  ] per common share) of the Fund’s offering price.  The Investment Advisor has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of expenses described below) that exceed [  ]% (or $  per common share) of the Fund’s offering price.

(3)           The Fund has agreed to pay the underwriters a maximum of $[   ] as a partial reimbursement of expenses incurred in connection with the offering.  The Investment Advisor has agreed to pay from its own assets a structuring fee to [   ].  The Investment Advisor also may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.  See “Underwriting.”

The underwriters expect to deliver the common shares to purchasers on or before                    .

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities.  Neither the SEC nor any state securities commission has approved or disapproved these securities.  Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing.  Please read this Prospectus carefully and retain it for future reference.  The Statement of Additional Information (the “SAI”), dated [   ], 2011, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. Additional information about the Fund has been filed with the SEC and may be found on the SEC’s website (www.sec.gov).  You may request a free copy of the SAI, the table of contents of which is located at the end of this Prospectus, the Fund’s annual and semi-annual reports to shareholders, once available, and other information about the Fund, and make shareholder inquiries by calling [toll-free number] or from the Fund’s website (http://www.___).  Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus.

[Underwriter]

The date of this Prospectus is [__, 2011]

i

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.  The Fund’s business, financial conditions and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS

This prospectus and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties.  These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information.  In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.  The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

ii

Summary of Terms

The following provides a summary of certain information contained in this Prospectus relating to Miller/Howard High Dividend Fund and its common shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its common shares.  The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus.  You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated [        ], 2011 (the “SAI”), which contains additional information about the Fund.

The Fund
Miller/Howard High Dividend Fund (the “Fund”) is a statutory trust organized under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company  Act”) as a closed-end, non-diversified management investment company.  Miller/Howard Investments, Inc. serves as the Fund’s investment advisor (the “Investment Advisor”).

The Offering
The Fund is offering [     ] common shares of beneficial interest (“common shares”), par value of $.001, at $ [          ] per share through a group of underwriters (the “Underwriters”) led by [     ] (“[         ]”).  You must purchase at least 100 common shares in this       offering.  The Fund has given the Underwriters an option to purchase up to [  ] additional common shares to cover orders in excess of [     ] common shares.  The Investment Advisor has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund  (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed [     ]% (or $[     ] per common share) of the Fund’s offering price.

Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.

Investment Process/Philosophy
The Fund will generally seek to invest in securities of issuers that the Investment Advisor considers to be financially strong with reliable earnings, high yields and rising dividend growth, but may invest in securities having other attributes in its discretion.

Dividend deciles are objectively measured criteria which may be determined by dividing the equity securities that produce income (from dividends, distributions, and interest) into ten segments with equal numbers of stocks in each segment, or decile, of yield.  The Fund generally intends to focus on what the Investment Advisor perceives to be the higher dividend deciles of the market.  The Fund generally considers higher deciles as deciles 7-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, as ranked by the Investment Advisor.  Deciles 9 and 10 generally have the highest dividend yields during a particular period of time.  The Investment Advisor believes that historically the higher dividend deciles have tended to offer attractive risk/return characteristics.

The Investment Advisor will at times seek to select stocks for the Fund that, in the Investment Advisor’s view, have potential for dividend increases.  The Investment Advisor believes that dividend increases are often a positive signal from management about the future prospects of a company, and may support favorable conclusions drawn from a company’s past financial reports.  Various third-party studies as well as the Investment Advisor’s own research suggest that stocks with dividend growth historically tend to be among the better performing stocks of the stocks that pay dividends.  The Investment Advisor uses various metrics and techniques to evaluate the likelihood of future dividend increases, and consults independently originated research on this subject.  The Investment Advisor cannot provide assurance, however, that it will successfully interpret such measures and research.

Stocks that increase their dividends may be an appropriate part of an investment portfolio of an investor who seeks high income return on original investment over the long-term.  The Investment Advisor believes that, in general, compounding income over time --not style, sector, or asset class-- is the most reliable driver of long-term returns.  Although the Investment Advisor believes that the effects of dividend growth and re-investment of dividends may have a positive impact on the Fund’s portfolio, there can be no assurance that stocks with dividend growth will produce favorable results in the future, or that any particular stock chosen by the Investment Advisor will produce favorable results even if other stocks with dividend growth do so.

Investment Policies
The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges that the Investment Advisor expects to generate income.  The Fund will seek to derive the majority of its quarterly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

The Fund may invest up to 25% of its Managed Assets (as defined below) in securities of master limited partnerships (“MLPs”), generally in the energy sector.  The Fund believes that MLPs in general may represent a favorable investment opportunity since MLPs typically generate a predictable level of tax-deferred income and offer the potential for increased distributions and capital appreciation over time.

The Fund may also invest in a broad mix of assets including, but not limited to, securities issued by small-capitalization issuers or emerging markets issuers, foreign currency-related transactions, derivatives, fixed income securities, real estate-related investments, registered investment companies, exchange traded notes, and defensive instruments such as cash and cash equivalents.  The Fund may invest without regard to capitalization or, in the case of fixed income securities, without regard to any particular range of maturity.  The Fund’s investments in foreign issuers will primarily consist of companies located in developed countries and listed on U.S. exchanges. No more than 15% of the Fund’s total assets will be invested in shares of issuers located in “emerging market” countries traded on their local exchanges.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities.

For purposes of the Fund’s investment policies, “total assets” means net assets, plus the amount of any borrowings for investment purposes, and “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

For more information on the Fund’s investments, see “Risk Factors and Special Considerations.”

The Fund is not intended for those who wish to exploit short-term swings in the stock market.  There can be no assurance that the strategy employed by the Fund will be successful or result in the investment objectives of the Fund being achieved.  Please refer to the “Investment Approach” and “Investment Policies and Restrictions” sections of this Prospectus for more information about the Fund’s investment strategy.

Option Strategy
The Fund may seek to provide current income from short-term gains earned through an option strategy which may consist of selling call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or selling put options on such securities or indices.  Any premiums received by the Fund from selling options may result in short-term capital gains.

Selling a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the seller, at a specified price, and obligating the seller to purchase the underlying security from the buyer of the option at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

The Fund intends to sell put and call options, the notional amount of which is expected to be typically 10% to 20% of the Fund’s total assets, but not greater than 30% of the Fund’s total assets immediately after such a sale.  Under current market conditions, after establishing its investment portfolio, the Fund anticipates initially selling put and call options the notional amount of which will be approximately 15% of the Fund’s total assets.  As the Fund sells calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Use of Proceeds
The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies.  The investment of proceeds is expected to be substantially completed within three months.

Listing of Common Shares
The Fund intends to list its common shares on [the New York Stock Exchange (“NYSE”)] under the ticker symbol [___] and will be required to meet the [NYSE’s] initial and continued listings requirements.  Please refer to “Listing of Common Shares” below for more information about the [NYSE’s] initial and continued listings requirements.

Market Price of Common Shares
Shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value.  The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See “Risk Factors and Special Considerations,” “Description of the Common Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Leverage
Although the Fund has no current intention to do so, the Fund is authorized to, and reserves the flexibility to, utilize leverage, which entails certain risks.  The Fund may engage in leverage to the extent permitted under the Investment Company Act.  At times, the Fund may engage in significant levels of leverage, including for investment purposes.  Subject to requirements of the Investment Company Act, the Fund generally may issue debt or preferred shares if, immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the sum of the amount of debt and preferred shares outstanding.  The Fund may borrow from banks or other financial institutions, issue preferred shares or otherwise lever the common shares, if the Board of Trustees determines that it is in the best interest of the common shareholders.  Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates.  There can be no assurance that debt or preferred shares representing any percentage of the assets of the Fund will actually be issued. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk.  See “Leverage; Preferred Shares – Voting Rights.”

Summary of Risk Factors and Special Considerations	Investing in the Fund involves certain risks. The following is a general summary of such risks.

The values of the instruments held by the Fund as part of its investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events.  As these instruments fluctuate in value, they may cause the net asset value of the Fund’s common shares to also vary.

No Operating or Trading History.  The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history.  The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially.  Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Interest Rate Risk.  Rising interest rates may adversely affect the price of the securities held by the Fund.  During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected.  Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of such issuers.

Market Risk.  Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Concentration Risk.  The Fund generally intends to focus its investments on the higher dividend deciles of the market.  The Fund generally considers higher deciles as deciles 7-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest yielding companies.  Deciles 9 and 10 generally have the highest dividend yields during a particular period of time.  It is not uncommon for these deciles to be populated with companies from a limited number of industries.  On those occasions the Fund may concentrate its investments, including more than 25% of investments in one or more industries.  The Fund will, in its regular reports to shareholders, indicate any industry concentration of the Fund (25% or more of its Managed Assets), together with the weighting of such industry among the highest dividend deciles (deciles 9-10) of the dividend paying stocks of the Russell 1000 Index with index constituents equally weighted.  The Fund is subject to certain risks as a result of any concentration and its focus on dividend paying stocks.  Dividend paying stocks make up a smaller portion of the broader market universe.  Such stocks may have attributes that make them more correlated to each other and more likely, when some underperform, to underperform as a group.  A downturn in any sector in which the Fund holds a significant portion of its assets would have a larger adverse effect on the Fund than on a fund that does not concentrate in that sector.  See “Risk Factors and Special Considerations – Concentration Risk.”

Leverage Risk.  Although the Fund has no current intention to do so, the Fund is authorized to, and reserves the flexibility to, utilize leverage, which entails certain risks. The Fund may engage in leverage to the extent permitted under the Investment Company Act.  At times, the Fund may engage in significant levels of leverage, including for investment purposes.  The Fund may borrow money or issue preferred shares, to the extent permitted under the Investment Company Act, in an effort to earn incremental total return for the holders of the Fund’s common shares.  Certain other transactions also may give rise to a form of leverage, and the use of derivatives may also create leveraging risk.  To mitigate leveraging risk, the Investment Advisor will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  The use of borrowing techniques or preferred shares to leverage the common shares may involve greater risk to common shareholders. The use of leverage may magnify the impact of changes in net asset value on the holders of common shares. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares.  There is no assurance that the Fund will utilize leverage or that the Fund’s leverage strategy will be successful.  Furthermore, the amount of fees paid to the Investment Advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for the Investment Advisor to leverage the Fund.

Liquidity Risk.  Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of MLPs and other issuers with smaller capitalizations.  Securities with limited trading volumes may display volatile or erratic price movements.  Also, the Fund may be a significant investor with respect to certain categories of MLPs, which may make it more difficult for the Fund to buy and sell large amounts of such securities without an unfavorable effect on prevailing market prices.  As a result, the Fund may have difficulty acquiring or disposing of significant positions in these securities at what the Fund or the Investment Advisor views as a fair price.

Market Discount Risk.  Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering.  The Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price.  See “Risk Factors and Special Considerations – Risks Relating to the Fund’s Trading Market - Market Discount Risk.”

Long-Term Objective; Not a Complete Investment Program.  The Fund is intended for investors seeking a high level of income over the long term.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market.  An investment in common shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Equity Securities Risk.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities.  The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities.  Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.  Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments.

Distribution Risk.  The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs, that pay dividends or other distributions.  Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason.  The amount and tax characterization of cash available for distribution by such issuers will vary, and for an MLP depends upon the amount of cash generated by such entity’s operations.  Cash flow available for distribution will vary from quarter to quarter.

Energy Sector Risk.  Because the Fund may invest up to 25% of its Managed Assets in MLPs, many of which may be in the energy sector, and may otherwise invest in the energy sector, the Fund is subject to energy sector risks.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance.  To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Risks of Master Limited Partnerships.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  Under normal market conditions, the Fund may invest up to 25% of its Managed Assets in MLP units.  As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  There are certain tax risks associated with an investment in MLP units (described further below).  Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.  See “Risk Factors and Special Considerations – Risks of Master Limited Partnerships”

Small Capitalization Risk.  The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks.  These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Commodity Price Risk.  Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal.  Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Utilities Risk.  The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers.  The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports.  Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole.  See “Risk Factors and Special Considerations – Utilities Risk”

Regulatory Risk.  Issuers in which the Fund invests, including some MLPs or entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Such regulation can change over time in both scope and intensity.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.  There is also an inherent risk that issuers in which the Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs.  Such issuers may not be able to recover these costs from insurance.  See “Risk Factors and Special Considerations – Regulatory Risk.”

American Depository Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  The Fund may also purchase similar instruments, such as GDRs and ADSs, which have similar attributes and risks.

Foreign Securities Risk.  The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”).  Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies.  In addition, dividend and interest income from Foreign Securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Emerging Markets Risk.  The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less developed financial reporting and disclosure requirements; and less reliable securities custodial services and settlement practices.

Foreign Currency Transactions Risk.  If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments.  As a result, the Fund’s investments in foreign currency may adversely affect the Fund’s performance.  To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

Calls, Puts and Other Option Transactions Risk.  The Fund may seek to provide current income from short-term gains earned through an option strategy which may consist of selling call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or selling put options on such securities or indices.  Any premiums received by the Fund from selling options may result in short-term capital gains.  Selling a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the seller of the option, at a specified price, and obligating the seller of the option to purchase the underlying security from the buyer of the option at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.  Risks relating to selling options include risk of loss, risk that the markets for options are illiquid or correlate imperfectly to the securities markets, or that they do not produce the effect on the Fund that the Investment Advisor intends.  Although the Investment Advisor will attempt to take appropriate measures to minimize the risks relating to the Fund’s selling and purchasing of options, there can be no assurance that the Fund will succeed in any option-related program it undertakes.  See “Risk Factors and Special Considerations – Special Risks of Derivatives Transactions – Calls, Puts and Other Option Transactions Risk.”

Interest Rate Transactions Risk.  If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. See “Risk Factors and Special Considerations – Special Risks of Derivatives Transactions – Interest Rate Transactions.”

Repurchase Agreements Risk.  Repurchase Agreements result in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Investment Advisor, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Advisor or any of its affiliates.

Swaps and Related Derivatives Risk.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Hedging Risk.  There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful.  For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund .

Dodd-Frank Act.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  Such regulations may change the way in which derivative instruments are regulated and/or traded and may impact the availability, liquidity and cost of derivative instruments.  While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, implementation of these measures or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.  In addition, the regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and conversely, to increase as interest rates decline.  In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.  See “Risk Factors and Special Considerations — Convertible Securities Risk.”

Preferred Securities Risk.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.  See “Risk Factors and Special Considerations – Preferred Securities Risk.”

Below Investment Grade Risk.  The Fund may invest in securities that are of below investment grade quality.  Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities.  Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (“NRSRO”), the market price and liquidity of such security may be adversely affected.  The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities.  The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, or non-rated securities deemed by the Investment Advisor to be of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations—Fixed Income Securities—Lower Grade Securities.”

Real Estate Securities and Related Derivatives Risk.  The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.  See “Risk Factors and Special Considerations – Other Investments – Real Estate Securities and Related Derivatives.”

Royalty Trusts Risk. Royalty trusts are exposed to many of the same risks as  MLPs.  In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.  Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  As these deplete, production and cash flows steadily decline, which may decrease distributions.  The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories.  The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Investment Companies and Exchange-Traded Notes Risk.  The Fund may invest in the securities of other investment companies, including exchange-traded funds, and in exchange-traded notes, to the extent permitted by law.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Advisor with respect to the assets invested in the securities of other investment companies.  In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.  See “Risk Factors and Special Considerations — Registered Investment Companies-Exchange-Traded Notes.”

Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded.  Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete.  Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future.  The Fund may also acquire securities with contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.  When a temporary defensive posture is believed by the Investment Advisor to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Advisor determines in its judgment to be of appropriate creditworthiness.  Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Advisor determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.  Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law.  The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk.  The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  The nature, scope and duration of the war and occupation cannot be predicted with any certainty.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Recent Economic Events.  While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, parts of 2010 and 2011 have witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist:  a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

Government Intervention in Financial Markets Risk.  The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s common shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objectives.  The investment policies of the Fund are expected to result in portfolio turnover.  Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Lending Portfolio Securities Risk.  To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Non-Diversified Status Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Management Risk.  The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

See “Risk Factors and Special Considerations” and the other information included in this Prospectus for a discussion of factors you should carefully consider before deciding to invest in the common shares of the Fund.

Board of Trustees
The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  Initially, the Board of Trustees will be elected by the sole initial shareholder.  Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders.  A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of the Fund, or its investment advisor.

Investment Advisor and Management Fee
Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware, serves as the investment advisor to the Fund (the “Investment Advisor”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.  The Investment Advisor provides investment advisory and management services to the Fund under the supervision of the Board of Trustees and pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year term and may be continued in effect until the termination of the Fund if the continuance is approved annually by the Board of Trustees.  The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Advisor.

In consideration of the advisory and management services provided by the Investment Advisor to the Fund, the Fund pays the Investment Advisor a [monthly] management fee of [_]% ([__]% on an annualized basis) of the Fund’s average weekly Managed Assets (the “Management Fee”).  The Management Fee is an expense paid out of the Fund’s assets.

The Investment Advisor is also investment advisor to separately managed accounts at various wire houses and institutions directly.  Also, the Investment Advisor is the sub-advisor of several mutual funds and pooled trusts.

Distributions and Dividends
The Fund intends to make regular quarterly distributions of all or a portion of investment company taxable income (which includes ordinary income and short term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund expects to declare the initial quarterly dividend on the Fund’s common shares within approximately [ ] days after the completion of this offering and pay its initial distribution within approximately [__] days after the completion of this offering.  Various factors will affect the level of the Fund’s investment company taxable income.  To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period.  Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate.  See “Distributions and Dividends.”

Unless you elect to receive distributions in cash (i.e. opt out), all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan.  See “Distributions and Dividends” and “Dividend Reinvestment Plan.”

Tax Aspects
The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to common shareholders.  The Fund intends to distribute substantially all of such income and gains.  To qualify for the favorable tax treatment of a RIC, the Fund generally must satisfy certain source-of-income, asset diversification and distribution requirements.  If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment.  See “Taxation”; see also “Tax Aspects” in the SAI.

Repurchase of Common Shares
The Fund’s Board of Trustees has authorized the Fund’s officers to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of [10%] or more from net asset value (or such other percentage as the Board of Trustees may determine from time to time).  The Board of Trustees may discontinue this policy at any time.  Although the Board of Trustees has authorized such repurchases, the Fund is not required to repurchase its common shares.  Such repurchases are subject to certain notice and other requirements under the Investment Company Act.  See “Repurchase of Common Shares.”

Anti-Takeover Provisions
The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  One such provision divides the Fund’s Board of Trustees into [three] classes serving staggered terms.  Such provisions may discourage third parties from acquiring control of the Fund, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their common shares at some time in the future.  See “Anti-Takeover Provisions” in the SAI.

Conflicts of Interest
The investment activities of the Investment Advisor for its own account and other accounts it manages may give rise to conflicts of interest that may disadvantage the Fund.  For example, the Investment Advisor may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Fund’s shareholders.  See “Conflicts of Interest” in the SAI.

Custodian; Transfer Agent	[__] will serve as custodian of the Fund’s assets. [__] will serve as the Fund’s transfer agent and dividend disbursing agent.

Summary of Fund Expenses

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.  The expenses shown in the table assume that the Fund issues approximately [          ] common shares.  The Fund’s actual expenses may vary from the estimated expenses shown in the table, and may increase as a percentage of net assets attributable to common shares if the Fund issues less than [            ] common shares.

Shareholder Transaction Expenses:
Sales Load (as a percentage of offering price)	[__]%
Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(1)	[__]%
Dividend Reinvestment Plan Fees (as a percentage of offering price)(2)	[__]%

Annual Fund Expenses (as a percentage of net assets attributable to common shares):
Management Fee (paid to the Fund’s Investment Advisor)	[__]%
Other Expenses(3)	[__]%

Total Annual Expenses:	[__]%

(1)           The Investment Advisor has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed [     ]% (or $[  ] per common share) of the Fund’s offering price.  Assuming the Fund issues [     ] common shares ($[     ]), the Fund’s offering costs are estimated to be $[     ].  Of this amount, the Fund, and therefore common shareholders, would bear $[     ], or $[     ] per common share, and the Investment Advisor would bear $[     ].

(2)           You will pay a $[     ] transaction fee and brokerage charges if you direct [     ], as agent for the common shareholders (the “Plan Agent”), to sell your common shares held in a dividend reinvestment account.

(3)           Based on estimated amounts for the Fund’s first year of operations.  Expenses attributable to the Fund’s investments, if any, in other investment funds are currently estimated not to exceed 0.01%.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses common shareholders of the Fund will directly or indirectly bear.  For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses” in this Prospectus.

Example:

Based on the level of fees and expenses shown above (including the sales of $ [___] and estimated expenses of this offering of $ [_____]), you would pay the following expenses on a $1,000 investment, assuming (1) total annual expenses of [____]% of net assets attributable to common shares and (2) a 5% annual return:

1 year	3 years	5 years	10 years
[$_____]	[$_____]	[$_____]	[$_____]

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

The Fund

Miller/Howard High Dividend Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on April 21, 2011.  The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company.  The Fund’s standard mailing address is P.O. Box 549, Woodstock, NY 12498.

The address of the Fund’s principal office, including its office for service for process, and for purposes of overnight mail, is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498.

Miller/Howard Investments, Inc. serves as the Fund’s investment advisor (the “Investment Advisor”).

Use of Proceeds

The net proceeds from the sale of the Fund’s common shares, after deducting the amount of any sales loads and the Fund’s fees and expenses (including organization and offering expenses), will be invested by the Fund to pursue its investment objectives and strategies as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.  The net proceeds of this offering will be approximately [$___________] (or approximately [$___________] assuming the underwriters exercise the overallotment option in full) after payment of organization and offering expenses, and excluding all sales loads paid by the Fund’s shareholders.  Offering costs incurred by the Fund are estimated to be $[          ] (or $[          ] if the Underwriters exercise the overallotment option in full).  The Investment Advisor has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed [           ]% (or $[            ] per common share) of the Fund’s offering price.  The investment of proceeds is expected to be substantially completed within three months.

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.

Investment Approach

Investment Process/Philosophy

The Fund will seek dividend, distribution and interest income through investments generally in equity securities such as common stock or convertible preferred stock and other securities.  The Fund will seek to derive the majority of its quarterly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  The Fund will also seek distributions through investments in MLPs and issuers that the Investment Advisor views as consistent with seeking high levels of income.

Dividend deciles are objectively measured criteria which may be determined by dividing the equity securities that produce income (from dividends, distributions, and interest) into ten segments with equal numbers of stocks in each segment, or decile, of yield.  The Fund generally intends to focus on what the Investment Advisor perceives to be the higher dividend deciles of the market.  The Fund generally considers higher deciles as deciles 7-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, as ranked by the Investment Advisor.  Deciles 9 and 10 generally have the highest dividend yields during a particular period of time.  The Investment Advisor believes that historically the higher dividend deciles have tended to offer attractive risk/return characteristics.

The Investment Advisor will at times seek to select stocks for the Fund that, in the Investment Advisor’s view, have potential for dividend increases.  The Investment Advisor believes that dividend increases are often a positive signal from management about the future prospects of a company, and may support favorable conclusions drawn from a company’s past financial reports.  Various third-party studies as well as the Investment Advisor’s own research suggest that stocks with dividend growth historically tend to be among the better performing stocks of the stocks that pay dividends.  The Investment Advisor uses various metrics and techniques to evaluate the likelihood of future dividend increases, and consults independently originated research on this subject.  The Investment Advisor cannot provide assurance, however, that it will successfully interpret such measures and research.

Stocks that increase their dividends may be an appropriate part of an investment portfolio of an investor who seeks high income return on original investment over the long-term.  The Investment Advisor believes that, in general, compounding income over time --not style, sector, or asset class-- is the most reliable driver of long-term returns.  Although the Investment Advisor believes that the effects of dividend growth and re-investment of dividends may have a positive impact on the Fund’s portfolio, there can be no assurance that stocks with dividend growth will produce favorable results in the future, or that any particular stock chosen by the Investment Advisor will produce favorable results even if other stocks with dividend growth do so.

In selecting securities for the Fund, the Investment Advisor normally will consider the following factors, among others:

•	the dividend income, distributions, or interest generated by the securities;
•	prospects for dividend or distribution increases;
•	safety of dividends or distributions;
•	financial strength;
•	the potential for capital appreciation of the securities;
•	the industry of the issuer of a security;
•	the prices of the securities relative to other comparable securities;
•	whether the securities are entitled to the benefits of call protection or other protective covenants;
•	the existence of any anti-dilution protections or guarantees of the security; and
•	the number and size of investments of the portfolio as to issuers.

The Investment Advisor’s investment philosophy with respect to selecting securities is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, and cash flow.  In addition, in making stock selections, the Investment Advisor looks for securities that it believes may have a superior dividend yield as well as capital gains potential.  The Investment Advisor may also assess investment opportunities by other measures it views appropriate under the circumstances particular to each opportunity.  Any consideration of a security’s “prospects” or “potential” is based on the Investment Advisor’s analysis but is no guarantee of future performance of the security.  The Investment Advisor will not necessarily consider all of the above factors with respect to every investment by the Fund.

Investment Policies

The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets for this purpose, (its net assets, plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges that the Investment Advisor expects to generate income.  The Fund will seek to derive the majority of its quarterly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

The Fund may invest up to 25% of its assets in securities of master limited partnerships (“MLPs”), generally in the energy sector.  The Fund believes that MLPs in general may represent a favorable investment opportunity since MLPs typically generate a predictable level of tax-deferred income and offer the potential for increased distributions and capital appreciation over time.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in trusts and other entities.  The Fund may also invest in a broad mix of assets including, but not limited to, securities issued by small-capitalization issuers or emerging markets issuers, foreign currency-related transactions, certain types of derivative transactions (as discussed in more detail below), fixed income securities, real estate-related investments, registered investment companies, exchange traded notes, and defensive instruments such as cash and cash equivalents.  The Fund may invest without regard to capitalization or, in the case of fixed income securities, without regard to any particular range of maturity.  The Fund may invest without regard to capitalization or, in the case of fixed income securities, without regard to any particular range of maturity.  The Fund’s investments in foreign issuers will primarily consist of companies located in developed countries and listed on U.S. exchanges.  No more than 15% of the Fund’s total assets will be invested in shares of issuers located in “emerging market” countries traded on their local exchanges.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities.

See “Risk Factors and Special Considerations” for more information, including with respect to particular types of derivative transactions in which the Fund may engage.

Option Strategy

The Fund may seek to provide current income from short-term gains earned through an option strategy which may consist of selling call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or selling put options on such securities or indices.  Any premiums received by the Fund from selling options may result in short-term capital gains.

Selling a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the seller, at a specified price, and obligating the seller to purchase the underlying security from the buyer of the option at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

The Fund intends to sell put and call options, the notional amount of which is expected to be typically 10% to 20% of the Fund’s total assets, but not greater than 30% of the Fund’s total assets immediately after such a sale.  Under current market conditions, after establishing its investment portfolio, the Fund anticipates initially selling put and call options the notional amount of which will be approximately 15% of the Fund’s total assets.  As the Fund sells calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Portfolio Concentration

In general, the Fund intends its portfolio to represent a broad mix of investments within the constraint of investing in higher yielding stocks that satisfy its investment criteria such as quality, dividend safety, and growth potential.  However, if a large percentage (namely, at least 25%) of highest dividend decile issuers are in one industry at the beginning of a given quarter, a large portion of the Fund’s assets could be concentrated in that industry during such quarter and the next following year.  For this purpose, the highest dividend decile issuers are those issuers in deciles 9-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, among dividend paying issuers within the Russell 1000 Index with index constituents equally weighted, on an annualized basis as of the beginning of each quarter.

The Fund will, in its regular reports to shareholders, indicate any industry concentration of the Fund (25% or more of its Managed Assets), together with the weighting of such industry among the highest dividend deciles (deciles 9-10) of the dividend paying stocks of the Russell 1000 Index with index constituents equally weighted.

Within the Fund’s concentration policy, higher levels of concentration than indicated by the levels of higher dividend decile issuers may result from temporary opportunistic trading positions in stocks offering special dividends, from tactical dividend capture positions (including the aforementioned foreign companies, which often pay dividends once or twice a year, and often offer special dividends), or from positions that are hedged.  It is not expected that such higher concentrations will be present in the portfolio for more than six months, except for certain foreign stocks which the Investment Advisor may, due to foreign exchange, liquidity, or other factors determine are best held for longer periods.

Total Asset; Managed Assets

For purposes of the Fund’s investment policies, “total assets” means net assets, plus the amount of any borrowings for investment purposes.  “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

Portfolio Composition

The Fund’s portfolio is expected to be composed principally of the following investments.  A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

Equity Securities.  The Fund invests in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include ADRs, ADSs and GDRs.  Equity securities generally represent an equity ownership interest in an issuer.  The Fund focuses primarily on seeking a high level of income, and only secondarily on capital appreciation.  Although equity securities have historically generated higher average returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities.

Master Limited Partnership Interests.  MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock.  An MLP consists of a general partner and limited partners.  The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions.  MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.  The Fund may invest up to 25% of its net Managed Assets attributable to common shares in MLPs.

Securities Issued by Small-Capitalization Issuers.  The Fund may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies.  The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies.  The Fund’s investments in smaller companies subject it to greater levels of market, common stock and credit risk.

Securities Issued by Emerging Markets Issuers.  The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).

Derivatives.  The Fund may, but is not required to, participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may seek to provide current income from short-term gains earned through an option strategy which may consist of selling call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or selling put options on such securities or indices.  The Fund may engage in certain other derivative transactions, including the following, although it currently expects to generally do so to a lesser degree than the options transactions: interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and swaps and related derivatives.  The Fund also may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes.  Derivatives are regularly used by many mutual funds and other institutional investors.  Although the Investment Advisor seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Investment Advisor will engage in any of these practices or that these practices will achieve the desired result.  Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Calls, Puts and Other Option Transactions.  The Fund may seek to provide current income from short-term gains earned through an option strategy which may consist of selling call options on equity securities in its portfolio (“covered calls”) and on broader equity market indices, or selling put options on such securities or indices.  Any premiums received by the Fund from selling options may result in short-term capital gains.

Selling a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns.  When the Fund sells a call option, it generates current income from short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.  The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the seller of the option, at a specified price, and obligating the seller of the option to purchase the underlying security from the buyer of the option at that price.  When the Fund sells a put option, it generates current income from short-term gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.

Fixed Income Securities.  The Fund may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers.  Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities.  Bonds generally are used by their issuers to borrow money from investors.  The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it to underlying common stock, or sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

Real Estate Securities and Related Derivatives.  The Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.

Royalty Trusts.  The Fund may invest in royalty trusts.  Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions.  Royalty trusts typically have no physical operations and no management or employees.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  As these deplete, production and cash flows steadily decline, which may decrease distribution rates.  Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Registered Investment Companies.  The Fund may invest in registered investment companies, including exchange traded funds ( “ETFs”).  The Fund is subject to limitations under the Investment Company Act on its ability to invest in registered funds, but certain ETFs have obtained exemptions with respect to such limitations.

Exchange Traded Notes.  The Fund may invest in exchange traded notes (“ETNs”).  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Foreign Currency-Related Transactions.  The Fund may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

Defensive Instruments Such as Cash and Cash Equivalents.  During the period during which the net proceeds of any offering of common shares are being invested, or during periods in which the Investment Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year.  The Investment Advisor’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.  In such a case, the common shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Lending Portfolio Securities.  To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Risk Factors and Special Considerations

Risk is inherent in all investing.  The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History.  The Fund is a newly organized, non-diversified, closed-end management investment company and it has no operating or public trading history.  The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially.  Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Interest Rate Risk.  Rising interest rates may adversely affect the price of the securities held by the Fund.  During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected.  Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of such issuers.

Market Risk.  Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common stock risk.  Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments.  Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Concentration Risk.  The Fund generally intends to focus its investments on the higher dividend deciles of the market.  The Fund generally considers higher deciles as deciles 7-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies.  Deciles 9 and 10 generally have the highest yields during a particular period of time.  It is not uncommon for these deciles to be populated with companies from a limited number of industries.  On those occasions the Fund may concentrate its investments, including more than 25% of investments in one or more industries.  The Fund will, in its regular reports to shareholders, indicate any industry concentration of the Fund (25% or more of its Managed Assets), together with the weighting of such industry among the highest dividend deciles (deciles 9-10) of the dividend paying stocks of the Russell 1000 Index with index constituents equally weighted.  A downturn in any sector in which the Fund holds a significant portion of its assets would have a larger adverse effect on the Fund than on a fund that does not concentrate in that sector.

Higher dividend deciles are objectively measured criteria which may be determined by dividing the equity securities that produce income (from dividends, distributions, and interest) into ten segments with equal numbers of stocks in each segment, or decile, of yield.  The Fund is subject to certain risks as a result of any concentration and its focus on dividend paying stocks.  In general, the Fund intends its portfolio to represent a broad mix of investments within the constraint of investing in higher yielding stocks that satisfy its investment criteria such as quality, dividend safety, and growth potential.  Dividend paying stocks, however, make up a smaller portion of the broader market universe.  Such stocks may have attributes that make them more correlated to each other and more likely, when some underperform, to underperform as a group.

The Fund may also invest directly in foreign securities, or indirectly such as through ADRs, ADSs or GDRs of foreign companies, some of which may produce portfolio concentration in the Fund that does not correlate to the concentration in that industry for domestic stocks in higher dividend deciles.

Within the fund’s concentration policy, higher levels of concentration than indicated by the levels of higher dividend decile issuers may result from temporary opportunistic trading positions in stocks offering special dividends, from tactical dividend capture positions (including the aforementioned foreign companies, which often pay dividends once or twice a year, and often offer special dividends), or from positions that are hedged.  It is not expected that such transient higher concentrations will be present in the portfolio for more than six months.

Leverage Risk.  The Fund may engage in leverage to the extent permitted under the Investment Company Act.  At times, the Fund may engage in significant levels of leverage, including for investment purposes.  The Fund may borrow money or issue preferred shares, to the extent permitted under the Investment Company Act, in an effort to earn incremental total return for the holders of the Fund’s common shares.  Certain other transactions also may give rise to a form of leverage, and the use of derivatives may also create leveraging risk.  To mitigate leveraging risk, the Investment Advisor will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk.  Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  The use of borrowing techniques or preferred shares to leverage the common shares may involve greater risk to common shareholders.  The use of leverage may magnify the impact of changes in net asset value on the holders of common shares.  In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares.  There is no assurance that the Fund will utilize leverage or that the Fund’s leverage strategy will be successful.  Furthermore, the amount of fees paid to the Investment Advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for the Investment Advisor to leverage the Fund.

Liquidity Risk.  Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of MLPs and other issuers with smaller capitalizations.  Securities with limited trading volumes may display volatile or erratic price movements.  Also, the Fund may be a significant investor with respect to certain categories of MLPs, which may make it more difficult for the Fund to buy and sell large amounts of such securities without an unfavorable effect on prevailing market prices.  As a result, the Fund may have difficulty acquiring or disposing of significant positions in these securities at what the Fund or the Investment Advisor views as a fair price.

Risks Relating to the Fund’s Trading Market

Market Discount Risk.  Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering.  The net asset value of the Fund’s common shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  If you purchase the Fund’s common shares in its initial public offering or otherwise and sell the shares on the [NYSE], you may receive an amount that is less than (a) the amount you paid for the shares; and (b) the net asset value of the Fund’s common shares at the time of sale.  Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend entirely upon whether the market price of its common shares at the time of sale is above or below the investor’s purchase price for the Fund’s common shares.  Because the market price of the Fund’s common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s common shares, stability of dividends or distributions, trading volume of the Fund’s common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of income.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market.  An investment in common shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Equity Securities Risk

An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities

General.  The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities.  Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.  Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments.

Distribution Risk.  The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs, that pay dividends or other distributions.  Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason.  The amount and tax characterization of cash available for distribution by such issuers will vary, and for an MLP depends upon the amount of cash generated by such entity’s operations.  Cash flow available for distribution will vary from quarter to quarter.

Energy Sector Risk

Because the Fund may invest up to 25% of its Managed Assets in MLPs, many of which may be in the energy sector, and may otherwise invest in the energy sector, the Fund is subject to energy sector risks.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance.  To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.  See also “Additional Risk Factors – Additional Energy Risks” in the SAI.

Risks of Master Limited Partnerships

The Fund also may invest up to 25% of its Managed Assets in MLPs, many of which may be in the energy sector.  Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies.  The securities issued by many MLPs are listed and traded on a securities exchange.  An MLP typically issues general partner and limited partner interests, or managing member and member interests.  The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP.  MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes.  These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  The general partner or managing member may be structured as a private or publicly traded corporation or other entity.  The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes.  Instead, investors in MLPs are taxed on the MLP’s operations directly.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Investors in MLPs may also be subject to taxation by the states in which the MLP operates.  Currently, most MLPs operate in the energy, natural resources or real estate sectors, and in sub-industries such as exploration and production, pipelines or marine shipping (or other transportation of energy resources), and processing (which includes gatherers, processors, transporters, fractionators and storage providers), and particular kinds of natural resources such as natural gas, propane, coal, crude oil and refined petroleum.  MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.  These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials.  MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.  See also “Additional Risk Factors – Additional MLP Risks” in the SAI.

Small Capitalization Risk

The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks.  These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Commodity Price Risk

Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal.  Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the

Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Utilities Risk

The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers.  The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports.  Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole.  Issuers in the utility industry are subject to various adversities that could have an impact on their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;
•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	governmental regulation of rates charged to customers;
•	costs associated with compliance with and changes in environmental and other regulations;
•	effects of economic slowdowns and surplus capacity;
•	increased competition from other providers of utility services;
•	inexperience with and potential losses resulting from a developing deregulatory environment;
•
costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

•
effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and
•
potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Furthermore, certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities.  Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Regulatory Risk

Issuers in which the Fund invests, including some MLPs and entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Such regulation can change over time in both scope and intensity.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Legislative or regulatory measures addressing greenhouse gas emissions could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Non-U.S. Investments

American Depository Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  The Fund may also purchase similar instruments, such as GDRs and ADSs, which have similar attributes and risks.

Foreign Securities Risk.  The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”).  Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers.  Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies.  In addition, dividend and interest income from Foreign Securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Emerging Markets Risk.  Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested.  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets.  The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.  Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less developed financial reporting and disclosure requirements; and less reliable securities custodial services and settlement practices.

Foreign Currency Transactions Risk.  If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments.  As a result, the Fund’s investments in foreign currency may adversely affect the Fund’s performance.  To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Special Risks of Derivative Transactions

General.  The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Advisor’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

Calls, Puts and Other Option Transactions Risk.  If the Fund has sold a call option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing a call option with the same terms as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the buyer of an option, it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option with the same terms as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from selling the option, or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from selling the option, or is less than the premium it paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the Investment Advisor to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.  An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction.  Although the Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

There are several other risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given option transaction not to achieve its objectives.  A decision as to whether, when and how to use covered options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.  The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.  Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has sold a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has sold covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The seller of an option has no control over the time when it may be required to fulfill its obligation as a seller of the option.  Once an option seller has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The number of covered call options the Fund can sell is limited by the number of shares of the corresponding common stock the Fund holds.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be sold or purchased by a single investor or group of investors acting in concert, regardless of whether the options are sold or purchased on the same or different exchanges, boards of trade or other trading facilities or are sold or purchased one or more accounts or through one or more brokers.  As a result, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by it and other investment advisory clients of the Investment Advisor.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss.  As the seller of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.  As with selling uncovered calls, the risk of writing uncovered put options is substantial.  The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price.  Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

Although the Investment Advisor will attempt to take appropriate measures to minimize the risks relating to the Fund’s selling and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-related program it undertakes.

The Fund may engage in certain other derivative transactions, including the following, although it currently expects to generally do so to a lesser degree than the options transactions described above:

Interest Rate Transactions Risk. If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings auction rate preferred shares.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares.  Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.  The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

Repurchase Agreements Risk.  Repurchase Agreements result in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Investment Advisor, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Advisor or any of its affiliates.

Swaps and Related Derivatives Risk.  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Other Derivative Instruments.  The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes.  These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps.  Each type of derivative subjects the Fund to risk of loss.  These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.

Hedging Risk.  There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful.  For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund .

Dodd-Frank Act.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  Such regulations may change the way in which derivative instruments are regulated and/or traded and may impact the availability, liquidity and cost of derivative instruments.  While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, implementation of these measures or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.  In addition, the regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Convertible Securities Risk

General.  The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not current intend convertible securities to be a primary focus on its investment program.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are typically senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.  “Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the, convertible security is governed principally by the factors described in the preceding paragraph.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to market risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.  In its selection of convertible securities for the Fund, the Investment Advisor will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s investment objectives.  The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;
•	to facilitate a sale of the position;
•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or
•	whenever the Investment Advisor believes it is otherwise in the best interests of the Fund.

Not Investment Grade.  Convertible securities are generally not investment grade; that is, not rated within the four highest categories by certain ratings agencies.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Advisor as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.  The Fund may invest in “junk bonds,” which are considered by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and may involve major risk exposure to adverse conditions.  Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.  The Fund also may invest in securities of issuers in default at the time of investment, when the Investment Advisor believes that such issuers will emerge from bankruptcy (if applicable) in which case the value of such securities would be expected to appreciate.  By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy (if applicable), that the value of such securities will not appreciate and that such issuers may not be able to satisfy their obligations in the future.

Preferred Securities Risk

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends.  Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Fixed Income Securities Risk

General.  The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders.  Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.  The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place.  The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights.  In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.  The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations.  Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.  The Fund may also invest in obligations of government sponsored instrumentalities.  Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury.  No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored  instrumentalities if it is not obligated to do so by law.

Lower Grade Securities.  The Fund may invest up to [__]% of its Managed Assets in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies (that is, below Baa3- by

Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings), or non-rated securities of comparable quality as determined by the Investment Advisor.  These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.  Debt securities that are rated in the lower rating categories (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”  Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  In light of these risks, the Investment Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.  In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.  Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.  As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default.  The Fund will make an investment in securities of issuers in default only when the Investment Advisor believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using statistical rating agencies and other sources, the Investment Advisor will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer.  Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations.  In selecting investments for the Fund, the Investment Advisor may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis.  Moreover, such ratings do not assess the risk of a decline in market value.  None of these events will require the sale of the securities by the Fund, although the Investment Advisor will consider these events in determining whether the Fund should continue to hold the securities.  Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund.  If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.  The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity.  Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon.  The market for those securities could react in a similar fashion in the event of any future economic recession.

Other Investments

Real Estate Securities and Related Derivatives Risk.  The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Royalty Trusts Risk.  Royalty trusts are exposed to many of the same risks as  MLPs.  In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.  Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  As these deplete, production and cash flows steadily decline, which may decrease distributions.  The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories.  The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Registered Investment Companies Risk.  The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds.  The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.  However, many exchange-traded funds are exempt from these limitations.  To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses.

Exchange Traded Notes Risk.  The Fund may invest in ETNs.  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.  ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk.  No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price.  Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track.  As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Difficult-to-Value or Illiquid Investments Risk.  The Fund may invest in securities that are difficult to value or that are illiquid.  It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded.  Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete.  Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future.  The Fund may also acquire securities with contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.  When a temporary defensive posture is believed by the Investment Advisor to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Advisor determines in its judgment to be of appropriate creditworthiness.  Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Advisor determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.  Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law.  The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Certain Financial Markets Risks

Market Disruption and Geopolitical Risk.  The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  The nature, scope and duration of the war and occupation cannot be predicted with any certainty.  Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Recent Economic Events.  While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, parts of 2010 and 2011 have witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

Government Intervention in Financial Markets Risk.  The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Other Risks of the Fund’s Operations

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objectives.  The investment policies of the Fund are expected to result in portfolio turnover.  Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Lending Portfolio Securities Risk.  To generate additional income, the Fund may lend portfolio securities in an amount up to [20]% of managed assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Non-Diversified Status Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Management Risk.  The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.  In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this Prospectus.

Management of the Fund

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Advisor.  The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisor

The Investment Advisor, a corporation organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940.  The Investment Advisor currently provides investment advice to separately managed accounts (“SMAs”) at various wire houses, and institutions directly.  The Investment Advisor also serves as the sub-advisor of several registered investment funds and pooled trusts.  The Investment Advisor has a total of approximately $2,186,000,000 in assets under management, as of March 31, 2011.

The Investment Advisor has provided investment advice with respect to income-producing equity portfolios since 1991, mainly specializing in higher-yielding stocks.  The Investment Advisor initially launched in 1991 a separately managed account strategy known as “Better Than Bonds” as a fixed income alternative primarily utilizing utility stock investments.  The Investment Advisor pursued this strategy based, in large part, on proprietary research the Investment Advisor undertook to determine the historical long-term rates of shareholder return in the utilities industry.  In 1997 the Investment Advisor expanded its dividend yield strategies to include investments regardless of sector.  Common themes of the Investment Advisor’s strategies have typically been to seek higher than average yield, higher than average financial strength of issuers, and higher than average expected growth of dividend/distributions, although not all themes are part of all of the Investment Advisor’s programs.  The Investment Advisor has extensive experience in managing portfolios focused on the 7th-10th deciles of dividend yield, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, as ranked by the Investment Advisor.

The Investment Advisor first began investing significantly in MLPs for its separately managed account strategies in 1999, and since then has continuously advised on investing in MLPs as part of its separately managed account services.  The Investment Advisor manages separate accounts dedicated to MLP holdings, accounts that include some MLP holdings, and accounts that exclude MLP holdings.  Since 1991, the Investment Advisor also has been managing investments in pipelines and other assets commonly owned by MLPs.

The Investment Advisor provides investment advisory and management services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated [__, 2011] (the “Advisory Agreement”).  Under the terms of the Advisory Agreement, the Investment Advisor, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides all facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.  In consideration of the advisory and management services provided by the Investment Advisor to the Fund, the Fund pays the Investment Advisor a management fee of [__%] of [average weekly Managed Assets payable monthly in arrears] ([__]% on an annualized basis) (the “Management Fee”).  The Management Fee is an expense paid out of the Fund’s assets.

The Advisory Agreement was approved by the Board of Trustees on  [   ], 2011.  A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial [semi-]annual report to shareholders, for the period ending  [  ].

Portfolio Managers

The personnel of the Investment Advisor principally responsible for supervising and managing the investment operations of the Fund are experienced and educated investment professionals with a long performance record in managing investments.  The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio:

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Bryan J. Spratt, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Roger G. Young, CFA
Portfolio Manager, Research Analyst, Miller/Howard Investments, Inc.
Mr. Young has been with the Miller/Howard Investments, Inc. since 2008 and a consultant to
Miller/Howard Investments, Inc. during 2007.  Before that, he worked as a financial consultant with the Kenneth King Foundation since 2003.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.  The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of Trustees.  A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of the common shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required.  For purposes of these provisions, a 5% or greater holder of the common shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding common shares of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required.  The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.  If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.  Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems.  Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.  The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load.  The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and its policies and strategies.  Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Declaration of Trust, with respect to any class of shares.  If a separate class vote is required, the applicable proportion of shares of the class, voting as a separate class, also will be required.

The Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally.  Reference should be made to the Declaration of Trust, on file with the SEC, for the full text of these provisions.

Fund Expenses

Organizational and Offering Expenses

The Investment Advisor has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed [  ] % (or

$               per common share) of the Fund’s offering price.  Assuming the Fund issues [  ] common shares ($[  ]), the Fund’s offering costs are estimated to be $[  ].  Of this amount, the Fund, and therefore common shareholders, would bear $[  ], or $[  ] per common share, and the Investment Advisor would bear $[  ].

Fees and Other Expenses

In addition to the fees of the Investment Advisor, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, expenses and the Fund’s pro rata portion of the compensation of personnel of the Investment Advisor who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, expenditures incurred upon the termination of the Fund, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers.  Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Investment Advisor or any Trustee is entitled to indemnity by the Fund.  The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

Voting Rights of Common Shareholders

Each of the Fund’s common shareholders will have the right to cast a number of votes based on the number of common shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders.  Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company organized as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or subadviser to the Fund.  Except for the exercise of their voting privileges, the Fund’s common shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.  See also “Leverage; Preferred Shares – Voting Rights.”

Net Asset Value

The net asset value of the Fund’s common shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the [NYSE].  For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued.  If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day.  If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value.

Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Advisor.  Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Trustees.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices.  If there were no asked prices quoted on such day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.  Options are valued using market quotations.  When market quotations are not readily available, options are valued from broker quotes.  In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Trustees.  Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.  The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees.  All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.  In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.  The NYSE may be closed on certain other days as well.

Distributions and Dividends

Commencing with the Fund’s initial distribution, the Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders.  The Fund expects to declare the initial quarterly dividend on the Fund’s common shares and pay its initial distribution within approximately [__] days after the completion of this offering.  The Fund may pay capital gain distributions annually, if available.  The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by MLPs in which the Fund may invest up to 25% of its assets, a portion of the Fund’s distributions to common shareholders may consist of tax-advantaged return of capital for U.S. federal income tax purposes.  In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges common shares of the Fund.  To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value.  Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash.  Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash.  See “Dividend Reinvestment Plan.”

The Fund intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix.  To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividend Reinvestment P lan

Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment.  A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at [toll-free number].

Under the Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares.  The valuation date is the distribution payment date or, if that date is not a trading day on the [NYSE], the next trading day.  If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market.  If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the [NYSE]  or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95%  of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in the shares at the then current market price.  Such payments may be made in any amount from $25 to $2,500.  The Plan agent will use all funds received from participants to purchase common shares of the Fund in the open market on or about the 15th of each month.  The Plan agent will charge each shareholder who participates [$__], plus a pro rata share of the brokerage commissions.  Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions.  It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments no later than one (1) business day before the 15th of each month.  A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan agent in non certificated form in the name of the participant.  A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant’s shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.  A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at [toll-free number].  A termination will be effective immediately if notice is received by the Plan agent not less than three (3) days prior to any dividend or distribution record date.  If such notice is received less than three (3) days prior to any dividend or distribution record date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions.  If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct [$__] per transaction plus brokerage commissions for this transaction from the proceeds.  The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution.  The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan.

Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest optional cash payments or dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at [address], or by calling the Plan agent at [toll-free number].

Description of the Common Shares

The following is a brief description of the terms of the common shares.  This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and its Bylaws.

Common Shares of Beneficial Interest

The Fund is organized under the laws of Delaware pursuant to a Certificate of Trust dated as of April 21, 2011.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so.  All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

Any additional offerings of shares will require approval by the Board of Trustees and be subject to the requirements of the Investment Company Act.  The Investment Company Act requires that any additional offering of shares at a price below the then-current net asset value, exclusive of sales load, requires the consent of a majority of the Fund’s outstanding voting securities.  The Fund generally may, without a shareholder vote, (i) issue preferred shares, and (ii) issue common shares (a) at a price at or above net asset value, exclusive of sales load, or (b) in connection with an offering to existing holders of common shares, at a price below the then current net asset value, exclusive of sales load.

The Fund’s common shares are expected to be approved for listing on the [NYSE], subject to notice of issuance, under the symbol “[ ___ ].”  The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund.  See “Use of Proceeds.”

The Fund’s common shareholders will vote as a single class to elect the Board of Trustees and on additional matters with respect to which the Investment Company Act, the Fund’s Declaration of Trust, Bylaws or resolutions adopted by the Board of Trustees provide for a vote of the Fund’s common shareholders.  See “Anti-Takeover Provisions” in the SAI.

Book Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”).  The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

Leverage; Preferred Shares

Although the Fund has no current intention to do so, the Fund is authorized to, and reserves the flexibility to, utilize leverage, which entails certain risks.  The Fund may engage in leverage to the extent permitted under the Investment Company Act.  At times, the Fund may engage in significant levels of leverage, including for investment purposes.  Subject to requirements of the Investment Company Act, the Fund generally may issue debt or preferred shares if, immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the sum of the amount of debt and preferred shares outstanding.

The Fund may borrow from banks or other financial institutions, issue preferred shares or otherwise lever the common shares, if the Board of Trustees determines that it is in the best interest of the common shareholders.  Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates.  There can be no assurance that debt or preferred shares representing any percentage of the assets of the Fund will actually be issued.

The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk.  When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares may be more volatile.  Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income.  Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to common shareholders.

Sources of leverage will have seniority over the common shares.  If the Fund uses leverage, associated costs will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares.  Because the Investment Advisor’s fees are based upon a percentage of the Fund’s Managed Assets, the Investment Advisor’s fees will be higher if the Fund employs leverage.  Therefore, the Investment Advisor will have a financial incentive to use leverage (and currently intends to use leverage), which may create a conflict of interest between the Investment Advisor and the Fund’s common shareholders.  There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used.  The use of leverage involves significant risks.  See “Risk Factors and Special Considerations – Leverage.”

An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The Investment Company Act requires that the holders of any preferred shares (if any), voting separately as a single class, have the right to elect at least two Trustees at all times.  The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Board of Trustees at any time dividends on any preferred shares are unpaid for two years.  The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions.  As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding.  The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.  The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares.  The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Mandatory Redemption Relating to Asset Coverage Requirements.  The Fund will be mandatorily required to redeem preferred shares within a specified time frame in the event that the Fund fails to maintain the asset coverage requirements:

•	specified under the Investment Company Act on a quarterly valuation date and such failure is not cured within a specified time frame following such failure; or
•	as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured within a specified time frame.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of fixed rate preferred shares or variable rate preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees and included in the applicable statement of preferences.  The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares.  In the event that preferred shares are redeemed due to a failure to satisfy the Investment Company Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the Investment Company Act after the redemption by 10% (that is, 220% asset coverage).  In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).  In addition, as discussed under “— Optional Redemption of the Preferred Shares” below, the Fund generally may redeem variable rate preferred shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.  If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.  If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Fund’s Declaration of Trust and Bylaws and Investment Company Act, will select one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series.  If fewer than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine).  If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of fixed rate preferred shares.  Fixed rate preferred shares will not be subject to optional redemption by the Fund until the date, if any, specified in the terms of such preferred shares.  Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date.

Optional Redemption of variable rate preferred shares.  The Fund generally may redeem variable rate preferred shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.  The Fund may designate a non-call period in certain circumstances.  In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period.

The discussion above describes the possible offering of preferred shares by the Fund.  If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust and Bylaws.  The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.  In the event the Fund issues preferred shares, the Fund intends to apply for ratings for any preferred shares from a ratings agency.  In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by such ratings agency.  Such guidelines will likely be more restrictive than the restrictions set forth above.  The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objectives.  No minimum rating is required for the issuance of preferred shares by the Fund.  Ratings agencies receive fees in connection with their ratings issuances.

Closed-end Fund Structure

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.”  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.  The Investment Advisor believes that the closed-end fund structure is well-suited to achieving the long-term objective of increasing dividend yield on original investment.

Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

Because the market value of the Fund’s common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of the shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than net asset value in the future.  The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.  The Fund’s common shares may trade at a discount to net asset value, and we cannot provide you any assurance that they will not do so.

Repurchase of Common Shares

The Fund is a closed-end investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their common shares.  The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable.  The Board of Trustees has authorized the consideration of such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Trustees may determine from time to time).  Pursuant to the Investment Company Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders, as well as other potential actions.  When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.  The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

Taxation

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder.  The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code.  As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to common shareholders.  The Fund intends to distribute substantially all of such income and gains.  To qualify for the favorable tax treatment of a RIC, the Fund generally must satisfy certain source-of-income, asset diversification and distribution requirements.  If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment.  For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

Underwriting

Subject to the terms and conditions stated in an underwriting agreement dated [  ] 2011, each Underwriter named below, for which [  ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions.  The Underwriters are obligated to purchase all the common shares sold under the underwriting agreement if any of the Common Shares are purchased.  In the underwriting agreement, the Fund and the Investment Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $[  ] per common share.  The sales load the Fund will pay of $  per common share is equal to  [  ]% of the initial offering price.  The Underwriters may allow, and the dealers may reallow, a discount not in excess of $[  ] per common share on sales to other dealers.  After the initial public offering, the public offering price, concession and discount may be changed.  Investors must pay for any common shares purchased on or before [  ].

The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund.  The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public Offering Price
Sales load
Estimated offering expenses
Proceeds, after expenses, to the Fund

The Fund will pay its common share offering costs up to and including $[  ] per common share.  The Fund has agreed to pay the Underwriters a maximum of $[  ] as a partial reimbursement of expenses incurred in connection with the offering.  The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed [  ]% of the total price to the public of the common shares sold in this offering.  The Investment Advisor has agreed to pay (i) all organizational costs and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain Underwriter expenses described above) that exceed [  ]% (or $  [  ] per common share) of the Fund’s offering price.

Overallotment Option

The Fund has granted the Underwriters an option to purchase up to [  ] additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments.  If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional common shares proportionate to that Underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the common shares.  However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing common shares in the open market.  The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above.  The Underwriters may also make “naked” short sales of common shares in excess of the overallotment option.  The Underwriters must close out any naked short position by purchasing common shares in the open market.  A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares.  In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the underwriting agreement and certain transactions relating to the Fund’s Dividend Reinvestment Plan.

The Fund anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Fund’s portfolio transactions.  The Underwriters are active underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

Common shares will be sold so as to ensure that NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Additional Compensation to be Paid by the Investment Advisor

The Investment Advisor (and not the Fund) has agreed to pay, from its own assets, a structuring fee to [  ] for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s common shares in the amount of $[  ].  The structuring fee paid to [  ] will not exceed [   ]% of the total public offering price of the common shares sold in this offering.

The Investment Advisor (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriter compensation payments described above (excluding the sales load), plus the amounts paid by the Fund as the partial reimbursement to the Underwriters will not exceed [  ]% of the total price to the public of the common shares sold in this offering.  The sum total of all compensation to or reimbursement of Underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation to Underwriters, will not exceed [  ] % of the total price to the public of the common shares sold in this offering.

The address of [                      ] is  [                               ] .

Administrator

The Fund has entered into an Administrative Services Agreement, dated [__, 2011], with [__].  Under the terms of this agreement, [__] will serve as the Fund’s administrator.  In performing these functions, the Fund will compensate [__] at an [annual rate of [__]% (paid on a monthly basis) of the Fund’s average daily net assets].

Custodian

The Fund has entered into a Custodian Agreement, dated [__, 2011], with [__].  Under the terms of this agreement, [__] will serve as custodian of the Fund’s assets.  In performing these functions, the Fund will compensate [__] at an [annual rate of [__]% (paid on a monthly basis) of the Fund’s average daily net assets].

Transfer Agent and Dividend Disbursing Agent

The Fund has entered into a Transfer Agent and Dividend Disbursing Agent Agreement, dated [__, 2011], with [__].  Under the terms of this agreement, [__] will serve as the Fund’s transfer agent and dividend disbursing agent.  In performing these functions, the Fund will compensate [__] at an [annual rate of [__]% (paid on a monthly basis) of the Fund’s average daily net assets].

Privacy Policy

The Fund and the Investment Advisor take the privacy of client and customer information very seriously.  For more information, please see our privacy policy notice, which is attached as Appendix A to this Prospectus.

Legal Matters

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Shearman & Sterling LLP, and for the underwriters by ___.

Independent Registered Public Accounting Firm

The Fund has selected [__] as the independent public accountants of the Fund.  [__’s] principal business address is located at [_________________].

Additional Information

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to [__________________] at [__________________].

Table of Contents for the
Statement of Additional Information

The Fund	1
Fundamental Investment Policies and Restrictions	1
Non-Fundamental Investment Policies and Restrictions	2
Additional Risk Factors	2
Portfolio Turnover	4
Management of the Fund	5
Conflicts of Interest	9
Portfolio Transactions	10
Tax Aspects	11
Code of Ethics	18
Proxy Voting Policy and Proxy Voting Record	18
Fiscal Year	19
Independent Registered Public Accounting Firm	19
Financial Statements	19
Appendix A: Proxy Voting Policies and Procedures of the Fund and the Investment Advisor	20

Until [date] (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

______ Common Shares
$__ Per Share

PROSPECTUS

[Underwriters]

[  ], 2011

Back Cover

Miller/Howard High Dividend Fund

Statement of Additional Information

THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Miller/Howard High Dividend Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company.  This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the “common shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated [  ], 2011 (the “Prospectus”).  This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares.  Investors should obtain and read the Prospectus prior to purchasing common shares.  A copy of the Fund’s Prospectus may be obtained without charge by calling (800) [  ].  You also may obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s web site (http://www.sec.gov).  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [  ], 2011.

The Fund

Miller/Howard High Dividend Fund was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company.  The Fund was originally named Miller/Howard Fund, and changed its name to Miller/Howard High Dividend Fund on June 27, 2011.  The Fund’s common shares of beneficial interest, par value $0.001 per share, have been approved for listing on the New York Stock Exchange (“NYSE”) under the symbol “[  ],” subject to notice of issuance.

Fundamental Investment Policies and Restrictions

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities.  Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of:  (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders’ meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy).  If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund’s assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

(1)      The Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)      The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(3)      The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)      The Fund may not purchase or sell commodities or commodities contracts.  This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)      The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)      The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Notwithstanding the foregoing, if a large percentage (namely, at least 25%) of Highest Dividend Decile Issuers are in one industry at the beginning of a given quarter, a large portion of the Fund’s assets could be concentrated in that industry during such quarter and the next following year.

For purposes of the Fund’s concentration policy, “Highest Dividend Decile Issuers” means issuers in deciles 9-10, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, among dividend paying issuers within the Russell 1000 Index with index constituents equally weighted, on an annualized basis as of the beginning of each quarter as reasonably determined by the Investment Advisor based on publicly available information through the previous quarter.

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(7)      Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Fund that it may, but is not required to, pursue its investment objectives by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.  The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities if they are not themselves an industry).

Non-Fundamental Investment Policies and Restrictions

The rest of the Fund’s investment policies, including its investment objectives described under “Investment Objectives” in the Prospectus and the Fund’s policy of investing, under normal market conditions, at least 80% of its total assets (for this purpose, its net assets, plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges (such as through ADRs) that the Investment Advisor expects to generate income, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.  The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

Additional Risk Factors

Additional Energy Risks

The Fund may invest in the energy sector through investments in MLPs and in other issuers, and such investments may include, but are not limited to, the following businesses:

Pipelines.  Companies that own interstate pipelines are subject to regulation by substantial regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services.  An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.  In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.  If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins.

Midstream.  Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve.

Exploration and Production.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas.  Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.  In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.  The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and

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engineering and geological interpretations and judgments.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant.  Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports.  In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates.  Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations.  In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane.  Propane MLPs and other entities with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal.  MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping.  Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies.  In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company’s earnings.  Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products.  Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity.  Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies.  Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather.

Renewable Energy Sources.  The renewable energy market is rapidly evolving and its future success is unclear.  Companies in this market may be unable to produce enough revenue to be or remain profitable if the demand for clean energy products and renewable energy project development is inadequate.  In addition, in certain markets and geographic regions, there may not be sufficient demand or such demand may be slow to emerge.  Certain renewable energy projects involve high levels of capital investment on a per unit of energy production basis, and their profitability and ability to pay dividends will be uncertain resulting in potentially high investment risk.  In general, there are numerous factors that contribute to whether renewable or clean energy project development, technology and demand for products will continue to grow.  Some of these factors include whether the technology is cost-effective and reliable and whether adequate government subsidies and incentives are readily available and continue to be available.  If any of the various U.S. and non-U.S. governmental initiatives, programs or incentives are reduced or eliminated, the development of renewable energy resources will be adversely affected.

Additional MLP Risks

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ.  The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions.  Holders of MLP common units typically have very limited control and voting rights.  Holders of such common units are typically entitled to receive a minimal quarterly distribution (the “MQD”), including arrearage rights, from the issuer.  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders.  In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD.  In the event of a liquidation, common unit

3

holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units.  MLPs also issue different classes of common units that may have different voting, trading, and distribution rights.  The Fund may invest in different classes of common units.

MLP Subordinated Units.  Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange.  The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units.  Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.  MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.  The Fund may invest in different classes of subordinated units.

MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange.  The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares.  I-Shares represent an ownership interest issued by an MLP affiliate.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units.  Thus, I-Shares represent an indirect interest in a MLP limited partnership interest.  I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution.  I-Shares themselves have limited voting rights and are similar in that respect to MLP common units.  I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders.  I-Shares are traded on the NYSE.

MLP General Partner or Managing Member Interests.  The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP.  The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.  General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner or managing member interests can be privately held or owned by publicly traded entities.  General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement.  In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD.  Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.  The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited.  In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Portfolio Turnover

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Investment Advisor.  Although it is not possible to predict turnover rates with any certainty, it is presently anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances, will be less than [__%], but that may vary greatly from year to year.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the

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particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year.  For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.  A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by its common shareholders.

Management of the Fund

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Investment Advisor on behalf of the Fund and its shareholders.  The Board of Trustees has approved the Fund’s investment program as described in this Prospectus.

At least a majority of the Trustees are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”).  Each investor, by purchasing common shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee.  Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the Miller/Howard fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

Information Regarding Independent Trustees

Name, Address and Age	Position with the Fund	Principal Occupation(s) and Other Directorships/ Trusteeships During Past Five Years	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies	Number of Portfolios in Fund Complex Overseen by Trustee

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities as of [__, 2011], in the Investment Advisor or [Underwriter], or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Advisor or [Underwriter].

Information Regarding Interested Trustees

Name, Address and Age	Position with the Fund	Principal Occupation(s) and Other Directorships/ Trusteeships During Past Five Years	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies	Number of Portfolios in Fund Complex Overseen by Trustee

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Information Regarding Officers

Name, Address and Age	Position with the Fund	Principal Occupation(s) During Past Five Years

Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the Investment Advisor serves as an investment advisor for the calendar year ending December 31, 2011.  No compensation is paid by the Fund to Trustees that are interested persons of the Investment Advisor (as determined under the Investment Company Act).  In all cases, no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Trustees	Aggregate Compensation	Total Compensation From Fund and Fund Complex Paid to Trustees

Trustee Qualifications

Board Leadership Structure

Board’s Role in Risk Oversight

Security Ownership of Certain Beneficial Owners

The following persons owned beneficially more than 5% of the Fund’s outstanding common shares at [__, 2011].

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

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The standing committees of the Fund’s Board of Trustees include:

Committee Name	Function of the Committee	Members of Committee
Audit Committee
Nominating Committee
Corporate Governance Committee

The Investment Advisor

The Investment Advisor is Miller/Howard Investments, Inc.  The Investment Advisor, a corporation organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940.  The Investment Advisor currently provides investment advice to separately managed accounts at various wire houses and to institutions directly.  The Investment Advisor also serves as the sub-advisor of several registered investment funds and pooled trusts.  The Investment Advisor has a total of approximately $2,186,000,000 in assets under management, as of March 31, 2011.  Overlook Advisors, LLC is an affiliated investment adviser that does not currently have assets under management but may in the future.

The Investment Advisor’s standard mailing address is P.O. Box 549, Woodstock, NY 12498.  The address of the Investment Advisor’s principal office, including its office for service for process, and for purposes of overnight mail, is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498.

The Investment Advisor provides investment advisory and management services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated [__, 2011] (the “Advisory Agreement”).  The Advisory Agreement is effective for an initial two-year term and may be continued in effect until the termination of the Fund if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval.  The Board expects to first consider the renewal of the Advisory Agreement in the summer of 2013.  The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Advisor.  Under the terms of the Advisory Agreement, the Investment Advisor, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides all facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.  In consideration of the advisory and management services provided by the Investment Advisor to the Fund, the Fund pays the Investment Advisor a management fee of [__%] of [average weekly Managed Assets payable monthly in arrears] ([__]% on an annualized basis) (the “Management Fee”).  The Management Fee is an expense paid out of the Fund’s assets.

Advisory Agreement

The Advisory Agreement provides that the Investment Advisor is responsible, subject to the supervision of the Board of Trustees, for implementing the investment strategy of the Fund.  The Investment Advisor makes all decisions regarding the Fund.  The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Advisor upon 60 days’ prior written notice.  The Advisory Agreement, effective commencing [__, 2011] for an initial two-year term, may be continued in effect until the termination of the Fund if the continuance is approved annually by a majority of the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Advisor and any partner, director, officer or employee of the Investment Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal

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representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Investment Advisor, or any partner, director, officer or employee of the Investment Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Portfolio Managers

The following Section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities.  This information is current as of March 31, 2011.

Other Accounts Managed by Portfolio Managers.  The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund).  Accounts are grouped into three categories:  (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts.  Information is shown as of March 31, 2011.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Lowell G. Miller	6	$71,800,000	6	$53,900,000	2,236	$2,060,500,000
John E. Leslie III, CFA	6	$71,800,000	6	$53,900,000	2,236	$2,060,500,000
Bryan J. Spratt, CFA	6	$71,800,000	6	$53,900,000	2,236	$2,060,500,000
Roger G. Young, CFA	6	$71,800,000	6	$53,900,000	2,236	$2,060,500,000

The Investment Advisor manages no accounts that pay advisory fees based on account performance.

Compensation of the Portfolio Managers.  Portfolio managers are compensated by the Investment Advisor.  Mr. Miller is a principal of the Investment Advisor and is compensated through shareholder distributions that are based primarily on the profits and losses of the Investment Advisor.  Messrs. Leslie, Spratt and Young also hold equity interests in the Investment Advisor and receive shareholder distributions.  The shareholder distributions, which are based primarily on the Investment Advisor’s net profit after taxes and expenses, are affected by the amount of assets the Investment Advisor manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Miller, Leslie, Spratt and Young also are each compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Advisor but are also affected by the Investment Advisor’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors the Investment Advisor determines contribute to client goals and the long-term success of the Investment Advisor.  Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies.  However, the Investment Advisor manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

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Conflicts of Interest

Conflicts of interest may arise because the Investment Advisor generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest.  The Investment Advisor may have financial incentives to favor certain of such accounts over the Fund.  Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades.  The Investment Advisor may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s.  Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Advisor for its other accounts.  Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.  Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund or the Investment Advisor sources and structures private investments in MLPs and other issuers, certain employees of the Investment Advisor may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public.  It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Advisor has material non-public information; however, it is the Investment Advisor’s intention to ensure that any material non-public information available to certain of the Investment Advisor’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Advisor manages several other investment funds and accounts.  Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund.  Further, the Investment Advisor may at some time in the future manage other investment funds with the same investment objectives as the Fund’s.  Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Advisor seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Advisor in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Advisor and approved by the Fund’s Board of Trustees.  In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests.  To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Advisor, the Investment Advisor will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions.  There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Advisor may be precluded from co-investing in private placements of securities.  Except as permitted by law or positions of the staff of the SEC, the Investment Advisor will not co-invest its other clients’ assets in private transactions in which the Fund invests.  To the extent the Fund is precluded from co-investing, the Investment Advisor will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Advisor is based on the value of the Fund’s Managed Assets.  Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available.  Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair

9

value, there typically is a range of possible prices that may be established for each individual security.  Senior management of the Investment Advisor, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

Shearman & Sterling LLP, counsel to the Fund in this offering, also represents the Investment Advisor.  Shearman & Sterling LLP does not purport to represent the separate interests of the investors and has assumed no obligation to do so.  Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Investment Advisor and the Fund’s shareholders.

Portfolio Transactions

The Investment Advisor is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees.  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Investment Advisor normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The Advisory Agreement between the Fund and the Investment Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Advisor will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund.  When allocating transactions to broker-dealers, the Investment Advisor is authorized to consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Investment Advisor need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Investment Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.  Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services.  The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund or other accounts of the Investment Advisor, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisor and does not reduce the Management Fee payable to the Investment Advisor by the Fund.  The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Advisor in servicing all of its accounts; not all of such services may be used by the Investment Advisor in connection with the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Investment Advisor.  Such other accounts may also invest in the same securities as the Fund.  When

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a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Investment Advisor believes to be equitable to the Fund and such other accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.  The Investment Advisor may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

The Board of Trustees will periodically review the Investment Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

Tax Aspects

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder.  The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this Prospectus, all of which are subject to change, possibly with retroactive effect.  The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or common shareholders subject to the alternative minimum tax.  This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law.  Each prospective common shareholder should consult with his, her or its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of common shares that is, for U.S. federal income tax purposes:

•           A citizen or individual resident of the United States;

•           A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•           An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•            A trust, if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of common shares that is not a U.S. shareholder or a partnership is referred to herein as a “non-U.S. shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.  Partnerships considering an investment in the common shares and partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the common shares.

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Taxation of the Fund

Qualification as a RIC.  The Fund intends to qualify for the special tax treatment accorded to RICs under the Code.  As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to common shareholders.  The Fund intends to distribute substantially all of such income and gains.

To qualify for the favorable tax treatment of a RIC, the Fund generally must satisfy three tests described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies.  A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence.  To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may not be treated as qualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements.

Under recently enacted legislation, if the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements.  The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test.  Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must generally consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers.  As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer.  In addition, no more than 25% of the value of the Fund’s total assets may be invested in each of (i) the securities of any one issuer (other than U.S. Government securities and securities of other RICs), (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) qualified publicly traded partnerships.

Under recently enacted legislation, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements.  The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied.  The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year.  Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC.  If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation.  In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions.

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Excise Tax.  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years.  While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax.  In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

U.S. Shareholders

Distributions. Dividends paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund’s current or accumulated earnings and profits.  Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares.  Dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund.  Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder (assuming the common shares are held as a capital asset).  The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund’s ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met.  In addition, distributions of investment company taxable income that are reported by the Fund as derived from “qualified dividend income” are currently (for taxable years beginning before 2013) taxed to individuals at the rates applicable to long-term capital gain.  Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.  Certain holding period and other requirements must be met by both the common shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

If the Fund pays a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by its common shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained.  In such case, it may report the retained amount as undistributed capital gains in a notice to its common shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each common shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend.  While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations.  Such dividends, although in effect a return of capital, are subject to ordinary income or capital gain taxes.  Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income.  Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

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Sale or Other Disposition of Common Shares.  Upon the sale or other disposition of common shares that a common shareholder holds as a capital asset, the common shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the common shareholder’s adjusted tax basis in the common shares sold.  Such gain or loss will be long-term or short-term, depending upon the common shareholder’s holding period for the common shares.  Generally, a common shareholder’s gain or loss will be a long-term gain or loss if the common shares have been held for more than one year.  However, any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received by the common shareholder.  For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation.  The deductibility of capital losses is subject to limitations under the Code.  A loss realized on a sale or exchange of common shares will be disallowed if such common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the common shares are disposed of.  In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Non-U.S. shareholders

Distributions.  Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code to the extent paid from the Fund’s current or accumulated earnings and profits unless a reduced rate of withholding is provided under an applicable treaty or the dividends are effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s permanent establishment.  However, for taxable years beginning before January 1, 2012, certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax.  Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign common shareholder directly.  Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses.  Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to common shareholders.  Non-U.S. shareholders are urged to consult their own tax advisors concerning the applicability of U.S. withholding tax.

Sale or Other Disposition of Common shares.  A non-U.S. shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of common shares of the Fund, except in the case of an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such sale or other disposition and for which certain other conditions are met.

Effectively Connected Income.  If income from the Fund is effectively connected with a non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s U.S. permanent establishment, then ordinary income dividends, capital gain dividends and any gains realized from the sale or other disposition of common shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder.  Corporate non-U.S. shareholders may also be subject to the branch profits tax.

FIRPTA.  Under the Foreign Investment in Real Property Tax Act (“FIRPTA”), if certain conditions are satisfied, any distribution from the Fund to a non-U.S. shareholder for a taxable year beginning before January 1, 2012 will be subject to U.S. federal income tax to the extent that such distribution is attributable to gain from the sale or other disposition by the Fund of a U.S. real property interest.  In addition, for taxable years beginning after January 1, 2012, any distribution paid by the Fund to a non-U.S. shareholder that is attributable in part to gain from the sale or other disposition of a U.S. real property interest will only be subject to U.S. federal income tax under FIRPTA to the extent attributable directly or indirectly to a distribution to the Fund from a real estate investment trust.  The foregoing rules will apply only to the extent that the Fund is treated as a “qualified investment entity,” as such term is defined in the Code, and the class of Fund shares held by the non-U.S. shareholder are not regularly traded on an established securities market or the non-U.S. shareholder holds more than 5% of such shares at any time during the one-year period ending on the date of the distribution.  The Fund would be treated as a qualified investment entity if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide (domestic and foreign) real property interests and its other assets used

14

or held for use in a trade or business (as determined under the Code).  For this purpose, real property interests include land, improvements and associated personal property and interests in certain other entities.  We do not anticipate that the Fund will be treated as a qualified investment entity for this purpose.

Disclosure Requirements.  Non-U.S. shareholders should be aware of recently enacted legislation that, beginning on January 1, 2013, will impose a 30% withholding tax on certain payments (which could include dividends in respect of our common shares and gross proceeds from the sale, exchange or other disposition of our common shares) made to a foreign entity if such entity fails to satisfy certain disclosure requirements.  Various requirements and exceptions are provided under the legislation and additional requirements and exceptions may be provided in subsequent guidance.  Non-U.S. shareholders should consult their own tax advisors regarding the potential application and impact of the new requirements based upon their particular circumstances.

Backup Withholding

Under certain provisions of the Code, some common shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”).  Generally, common shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fail to establish an exemption from backup withholding or who, to the Fund’s knowledge, have furnished an incorrect number.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules for payments made to a common shareholder may be refunded or credited against such common shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Tax Treatment of Investments

Hedging and Derivative Transactions.  The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (with long-term capital gains generally subject to tax at lower rates than ordinary income), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs).  Operation of these rules could, therefore, affect the character, amount and timing of distributions to common shareholders.  Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.  If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates.  If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration.  The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund.  If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period.  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale.  Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security.  However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized.  In

15

addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.”  The tax consequences to the Fund of engaging in hedging transactions are not entirely clear.  Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders.  To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year.  In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss.  If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain.  The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund.  In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order maintain its qualification as a RIC.

Other Investments.  The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest.  Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held.  Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements.  In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts.  The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts.  In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options.  Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year.  The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

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Currency Transactions.  To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar.  Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code.  Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss.  In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss.  Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S.  currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

Royalty trusts.  Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund’s compliance with the tax rules applicable to RICs.  Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund’s compliance with the asset diversification rules applicable to regulated investment companies.  The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company.  Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies.  Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as PFICs), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund’s share of the PFIC’s earnings.  The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders.  The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions.  However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.  The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually.  If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains.  By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders.  For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.  The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.”  The rules governing the foreign tax

17

credit are complex.  Shareholders are urged to consult their tax advisors regarding the availability of the foreign tax credit under their particular circumstances.

Passive Activity Losses

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity.  Although in general the passive loss rules of the Code do not apply to RICs, a RIC generally is subject to such rules separately with respect to items attributable to each qualified publicly traded partnership in which the RIC owns an interest.  As a result, the Fund may not offset passive losses from a qualified publicly traded partnership against the Fund’s income or gains from other sources.

Reportable Transaction Regulations

Under the Regulations, if a common shareholder recognizes a loss with respect to common shares in any single taxable year of $2 million or more for an individual common shareholder or $10 million or more for a corporate common shareholder, the common shareholder will likely be required to file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Common shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

Code of Ethics

The Fund’s Board of Trustees approved a Code of Ethics under Rule 17j-1 under the Investment Company Act that covers the Fund and the Investment Advisor.  The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions.  Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

This Code of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  This Code of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  SEC’s Public Reference Section, Washington, D.C.  20549-0102.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting policies and procedures.  Under these policies and procedures, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.  A copy of the Investment Advisor’s proxy voting policies and procedures is attached as Appendix A to this SAI.

After August 2012, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling ___ toll-free, and on the SEC’s website at http://www.sec.gov.

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Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on November 30.  For tax purposes, the Fund has adopted the 12-month period ending November 30 of each year as its taxable year.

Independent Registered Public Accounting Firm

[                      ], [                                  ], is the independent registered public accounting firm of the Fund.  The Fund’s audited financial statement appearing in this SAI and the report of [                     ] thereon, have been included in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Financial Statements

[To be provided]

19

Appendix A:

Proxy Voting Policies and Procedures of the Fund and the Investment Advisor

[To be provided]

20

Part C:
Other Information

Item 25.  Financial Statements And Exhibits.

(1) Financial Statements:

As the Fund has no assets, financial statements are omitted from this Registration Statement.

(2) Exhibits:

(2)(a)(i) Declaration of Trust.  Previously filed as Exhibit (2)(a) to the Registration Statement of the Fund on Form N-2 (File Nos. 333-173849 and 811-22553) filed on May 2, 2011.*

(2)(a)(ii) Amendment to Declaration of Trust.  Filed herewith.

(2)(b) Bylaws.  To be filed by amendment.

(2)(c) Not Applicable.

(2)(d) Portions of the Declaration of Trust and Bylaws of the Fund defining the rights of holders of common shares of the Fund.  See Items 25(2)(a) and (b).

(2)(e) Form of Dividend Reinvestment Plan.  To be filed by amendment.

(2)(f) Not Applicable.

(2)(g) Form of Investment Advisory Agreement.  To be filed by amendment.

(2)(h)(i) Form of Underwriting Agreement.  To be filed by amendment.

(2)(h)(ii) Form of Master Agreement Among Underwriters. To be filed by amendment.

(2)(h)(iii) Form of Standard Dealer Agreement. To be filed by amendment.

(2)(h)(iv) Form of Structuring Fee Agreement. To be filed by amendment.

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.  To be filed by amendment.

(2)(k)(1) Form of Administrative Services Agreement.  To be filed by amendment.

(2)(k)(2) Form of Transfer Agency Agreement.  To be filed by amendment.

(2)(l) Opinion and Consent of Counsel.  To be filed by amendment.

(2)(m) Not Applicable.

(2)(n) Consent of Auditors.  To be filed by amendment.

(2)(o) Not Applicable.

(2)(p) Subscription Agreement for Initial Capital.  To be filed by amendment.

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(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Fund and the Investment Advisor.  To be filed by amendment.

(2)(s) Power of Attorney.  Filed herewith.

*  Incorporated herein by reference.

____________________________________

Item 26.  Marketing Arrangements.

To be filed by amendment.

Item 27.  Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration fees	[$_____]

Blue Sky fees and expenses	[$_____]

Accounting fees and expenses	[$_____]

Legal fees and expenses	[$_____]

Printing expenses	[$_____]

Offering expenses	[$_____]

Miscellaneous	[$_____]

Total	[$_____]

Item 28.  Persons Controlled by or Under Common Control.

None.

Item 29.  Number of Holders of Securities.

Title of Class:                                                                Number of Record Holders, as of [date], 2011:

Common Share ($.001 par value)                                                          [ __ ]

Item 30.  Indemnification.

Declaration of Trust, Bylaws, Advisory Agreement, and Underwriting Agreement provisions to be provided by amendment.

Item 31.  Business and Other Connections of Investment Advisor.

To be provided by amendment.

Item 32.  Location of Accounts and Records.

Certain required books and records are maintained by the Fund or the Investment Advisor at 324 Upper Byrdcliffe Rd., Woodstock, NY, 12498.  The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33.  Management Services.

Not Applicable.

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Item 34.  Undertakings.

1.      The Fund undertakes to suspend the offering of common shares until the Prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.      Not applicable.

3.      Not applicable.

4.      Note applicable.

5.      The Fund undertakes that:

(a)  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Not applicable.

23

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Woodstock, New York, on the 29th day of July, 2011.

Miller/Howard High Dividend Fund

By:	/s/ Lowell G. Miller

	Name:	Lowell G. Miller

	Title:	President of the Fund

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lowell G. Miller	President (Principal Executive	July 29, 2011
(Lowell G. Miller)	Officer) and Trustee

/s/ Sebastian E. Cassetta*	Trustee	July 29, 2011
(Sebastian E. Cassetta)

/s/ Roger Conard*	Trustee	July 29, 2011
(Roger Conrad)

/s/ Annemarie Gilly	Trustee (Executive Vice President)	July 29, 2011
(Annemarie Gilly)

/s/ Charles I. Leone*	Trustee	July 29, 2011
(Charles I. Leone)

/s/ Mamak Shahbazi*	Trustee	July 29, 2011
(Mamak Shahbazi)

/s/ Helen Hamada	Treasurer (Principal Financial and	July 29, 2011
(Helen Hamada)	Accounting Officer)

*   This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ Annemarie Gilly        Attorney-in-Fact
(Annemarie Gilly)

24

Exhibit Index

Exhibit	Description
Item 25(2)(a)(ii)	Amendment Declaration of Trust
Item 25(2)(s)	Power of Attorney

25